Property and Equipment, net	12 Months Ended
Dec. 31, 2021
Property and Equipment, net
Note 4 — Property and Equipment, net
The Company’s property and equipment, net consists of the following (in thousands):

	December 31,
	2021	2020
Computer hardware, software, and equipment	$2,438	$5,009
Leasehold improvements	1,354	1,354
Furniture and fixtures	2,231	2,389
Less: Accumulated depreciation	(4,497)	(4,600)

Total property and equipment, net	$1,526	$4,152

Depreciation expense relating to property and equipment was $2.8 million and $4.6 million for the years ended December 31, 2021 and 2020, respectively. During the years ended December 31, 2021 and 2020, the Company recognized $0.2 million and $3.4 million, respectively, in losses related to the disposal of property and equipment.